Exhibit 10.9

CLEANTECH ACQUISITION CORP.

207 West 25th Street, 9th Floor

New York, NY 10001

July 14, 2021

CHARDAN CAPITAL MARKETS, LLC

17 State Street, Suite 2100

New York, NY 10004

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of CleanTech Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Chardan Capital Markets, LLC (“Chardan”) shall make available to the Company certain office space, secretarial and administrative services as may be required by the Company from time to time, situated at 207 West 25th Street, 9th Floor, New York, NY 10001 (or any successor location). In exchange therefore, the Company shall pay Chardan a sum not to exceed $10,000 per month, respectively, on the Effective Date and continuing monthly thereafter until the Termination Date. Chardan hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established by the Company for the benefit of the Company’s public stockholders upon the consummation of the IPO as described in the Registration Statement (“Claim”), and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company, and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

CLEANTECH ACQUISITION CORP.

By:	/s/ Eli Spiro
Name:	Eli Spiro
Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

CHARDAN CAPITAL MARKETS, LLC

By:	/s/ Shai Gerson
Name:	Shai Gerson
Title:	Managing Partner

[Signature Page to Administrative Services Agreement]